Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports on Hospitality Properties Trust, CCMH Courtyard I LLC and HMH HPT Courtyard LLC in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-43573.



                                                     ARTHUR ANDERSEN LLP


Vienna, Virginia
March 29, 2000